Exhibit 99.1

BORNFREE HOLDINGS LTD.

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

BORN FREE HOLDINGS LTD.

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

TABLE OF CONTENTS

Page

Auditor’s Report	1

Financial Statements:

Consolidated Balance Sheets	2

Consolidated Statements of Operations	3

Statements of Changes in Shareholders’ Equity	4

Consolidated Statements of Cash Flows	5-6

Notes to the Financial Statements	7-17

INDEPENDENT AUDITORS’ REPORT

TO THE SHAREHOLDERS OF

BORN FREE HOLDINGS LTD.

We have audited the accompanying consolidated balance sheets of BORN FREE HOLDINGS LTD. (hereinafter — “the Company”) as of December 31, 2010 and 2009, and the related consolidated statement of operations, change in shareholders’ equity (deficiency) and cash flows for each of the two years ended December 31, 2010 (“the Financial Statements”). These financial statements are the responsibility of the Board of Directors and management of the Company. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America (“Generally Accepted Auditing Standards”). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Board of Directors and management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the abovementioned financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2010 and 2009, and the consolidated result of operations, changes in shareholders’ equity (deficiency) and cash flows of the Company for each of the two years in the period ended December 31, 2010 in conformity with generally accepted accounting principles in United States of America.

/s/ Brightman Almagor Zohar & Co.
Brightman Almagor Zohar & Co.
Certified Public Accountants
A Member Firm of Deloitte Touche Tohmatsu

Haifa, Israel

May 5, 2011

BORN FREE HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

(Dollar in thousands)

		As of December 31,
	Note	2010	2009
Assets

Current assets:
Cash and cash equivalent		416	1,042
Trade accounts receivable	3	2,195	2,586
Other accounts receivable	4	205	380
Inventories	5	4,481	4,796
		7,297	8,804

Long - term assets:
Intangible assets, net	6	1,541	1,652
Fixed assets, net	7	1,313	1,517
Employee benefit assets	12	79	—
		2,933	3,169

		10,230	11,973

Liabilities and shareholders’ equity (deficiency)

Current liabilities:
Short term bank credit		531	769
Short term loans and current maturities of loans	9	3,790	3,426
Trade accounts payable	10	2,763	2,280
Other accounts payable	11	2,336	1,836
		9,420	8,311

Long - term liabilities:

Liabilities to related parties	8	275	92
Long term loans from banks and others	9	1,915	2,873
Employee benefit liabilities	12	108	53
		2,298	3,018

Commitments and contingent liabilities	13

Shareholders’ equity (deficiency)		(1,488)	644

		10,230	11,973

/s/ Gil Lemel	/s/ Dan Vigdor
Lemel Gil	Vigdor Dan
Managing Director	Chairman

Approval date of the financial statements: May 5, 2011.

The accompanying notes are an integral part of the financial statements.

BORN FREE HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollar in thousands)

		Year ended December 31,
	Note	2010	2009

Revenue		15,635	15,605

Cost of goods sold	14	7,033	5,500

Gross profit		8,602	10,105

Selling expenses	15	4,831	6,378
General and administrative expenses	16	4,941	4,520
		9,772	10,898

Operating loss		(1,170)	(793)

Financing expenses, net	17	948	678

Other expenses		14	19

loss before income taxes		(2,132)	(1,490)

Taxes on income	18	—	100

loss for the year		(2,132)	(1,390)

The accompanying notes are an integral part of the financial statements.

BORN FREE HOLDINGS LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

(Dollar in thousands)

	Share	Retained
	Capital (*)	earnings	Total

Balance as of December 31, 2009	—	2,034	2,034

Changes during the Year ended December 31, 2009:

Loss for the year	—	(1,390)	(1,390)

Balance as of December 31, 2009	—	644	644

Changes during the Year ended December 31, 2010:

Loss for the year	—	(2,132)	(2,132)

Balance as of December 31, 2010	—	(1,448)	(1,448)

(*)                 Represents an amount less than one thousand.

The accompanying notes are an integral part of the financial statements.

BORN FREE HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollar in thousands)

	Year ended December 31,
	2010	2009

Cash flows - operating activities
Loss for the year	(2,132)	(1,390)
Adjustments to reconcile net income to net cash used in operating activities (Appendix A)	2,608	(95)

Net cash (used in) generated by operating activities	476	(1,485)

Cash flows - investing activities
Acquisition of fixed assets	(180)	(133)
Trade Mark registration cost	(90)	—
Proceeds from sale of fixed assets	—	457
Net cash generated by (used in) investing activities	(270)	324

Cash flows - financing activities
Short-term bank credit, net	(238)	(235)
Repayment of short term loans	(531)	—
Proceeds of short-term bank loans	—	281
Repayment of long-term loans	(3,105)	(4,218)
Proceeds of long-term loans	3,042	5,521

Net cash generated by (used in) financing activities	(832)	1,349

Increase (Decrease) in cash and cash equivalents	(626)	188

Cash and cash equivalents - beginning of year	1,042	854

Cash and cash equivalents -end of year	416	1,042

The accompanying notes are an integral part of the financial statements.

BORN FREE HOLDINGS LTD.

APPENDICES TO CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollar in thousands)

	Year ended December 31,
	2010	2009

A. Adjustments to reconcile net income to net cash used in operating activities

Income and expenses items not involving cash flows:
Depreciation and amortization	571	487
Capital loss from sale of fixed assets	14	19
Change in employee benefit, net	(24)	30
	561	536
Changes in assets and liabilities:
Decrease (increase) in trade receivables	391	(257)
Decrease in other receivables	175	727
Decrease in inventories	315	1,095
Increase (decrease) in trade payables	483	(2,225)
Increase in liabilities to related parties	183	250
Increase (decrease) in other payables and accrued expenses	500	(221)
	2,047	(631)
	2,608	(95)

The accompanying notes are an integral part of the financial statements.

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

NOTE 1      -     DESCRIPTION OF BUSINESS AND GENERAL

A.    Description of Business

The Company was established in Israel on June 20, 2007 and commenced its operations on September 1, 2007.

The Company is engaged in manufacturing and marketing of baby products

The Company has four active subsidiaries: in the United States of America: Born Free Inc and NewbornFree.com, in the U.K - Born Free UK and in Canada Born Free Canada.

On March 24, 2011 the shareholders of the Company signed an agreement that set forth the transfer of the company’s shares to Summer Infant Inc. (See note 19)

B.    Functional Currency and Financial Statements in U.S. Dollars

The currency of the primary economic environment in which the operations of the Company are conducted is the U.S. Dollar. Therefore, the Company uses the U.S. Dollar as its functional and reporting currency. Transactions and balances denominated in dollars are presented at their original U.S. Dollar amounts.

C.      Definitions:

The Company	-	Born Free Holdings Ltd.

The Group	-	The Company and its subsidiaries.

Subsidiaries	-	Companies in which the Company exercises over 50% ownership and control, directly or indirectly.

NIS	-	New Israeli Shekel.

CPI	-	The Israeli consumer price index.

Dollar	-	The U.S. dollar.

Purchase agreement	-	Agreement dated March 24, 2011 between the Company’s stockholders and Summer Infant Inc. that set forth the terms of purchasing the Company’s 100% shares by Summer Infant Inc.

D.        Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

NOTE 2      -     SIGNIFICANT ACCOUNTING POLICIES

The company’s consolidated financial statements are presented  in accordance with U.S. Generally accepted accounting principles (“US GAAP”)

A.    Principles of Consolidation

The consolidated financial statements include consolidation of the financial statements of the Company and all its Subsidiaries. Material inter-company balances and transactions of and between Subsidiaries and the Company have been fully eliminated.

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

NOTE 2      -     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

B.       Cash and Cash Equivalents

Cash and cash equivalents include bank deposits, available for immediate withdrawal, as well as unrestricted short-term deposits with maturities of less than three months from the date of deposit.

C.       Allowance for Doubtful Accounts

The allowance for doubtful accounts is generally computed on the specific identification basis in respect of accounts, which according to management’s estimation are doubtful for collection.

D.       Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined by the first in, first out (FIFO) method, inventory costs include purchase cost, direct labor cost, variable and fixed manufacturing overhead and any other costs incurred in bringing the inventories to their present location and condition.

Net realizable value is the estimated selling price in the ordinary course of business, less the estimated cost of completion and the estimated costs necessary to make the sale.

Any reduction of inventory to net realizable value as well as any other inventory loss is recorded in the current period.

Subsequent elimination of a write-down that stems from an increase in net realizable value is allocated to operations during the period in which the elimination is taking place.

Cost is determined as follows:

Finished products	-	Based on actual production cost.

Raw materials and other	-	Based on cost method.

E.        Fixed Assets

Cost method - fixed assets are presented at cost, including interest and other capitalizable costs (capitalizable costs include only incremental direct costs that are identifiable with, and related to, the property and equipment and are incurred prior to its initial operation), less accumulated depreciation and amortization.

Depreciation is calculated using the straight-line method at rates considered adequate to  depreciate the assets over their estimated useful lives. Depreciation of leasehold improvements is computed over the shorter of the term of the lease, including any option period, where the Company intends to exercise such option, or their useful life.

The annual depreciation rates are:

%

Machinery and equipment	15
Office furniture and equipment	7-33

Profit or loss due to the sale or abandonment of an asset is determined by the difference between the proceeds from the sale to the net book value of the asset and is attributed to the statement of operations.

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

NOTE 2      -     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

G.    Impairment of Long-Lived Assets excluding goodwill

The Company reviews long lived assets and intangible assets on a periodic basis, as well as when such a review is required based upon relevant circumstances, to determine whether events or changes in circumstances indicated that the carrying amount of such assets may not be recoverable.

H     Revenue Recognition

In accordance with ASC Topic 605 “Revenue Recognition”, the Company recognizes revenues from sale of products when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable: and (iv) collection of the resulting receivable is reasonably assured. These criteria are usually met at the time of product shipment. Revenues are recognized when the acceptance criteria are satisfied, based on performing electronic, functional and quality tests on the products prior to shipment. Such Company testing reliably demonstrates that the products meet all of the specified criteria prior to formal customer acceptance hence, collection of payment for services is reasonably assured.

The Company provides for sales returns and allowances relating to discounts granted as a reduction of revenues at the time of shipment based on historical experience and specific identification of events necessitating an allowance.

I.         Financing Expenses

Financing expenses are recognized in profit or loss in the period in which they are incurred.

J.        Exchange Rates and Linkage Basis

(1)        Balances in foreign currency or linked thereto are included in the financial statements based on the representative exchange rates, as published by the Bank of Israel, that were prevailing at the balance sheet date.

(2)        Following are the changes in the representative exchange rate of the U.S. dollar vis-a-vis the NIS and in the Israeli CPI:

As of:	Representative exchange rate of the Dollar (NIS per $1)	CPI “in respect of” (in points)

December 31, 2010	3.549	113.51
December 31, 2009	3.775	110.57

Increase (decrease)
during the year	%	%

December 31, 2010	(5.99)	2.66
December 31, 2009	(0.71)	3.82

(3)        Exchange-rate differences are charged to operations as incurred.

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 2      -     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

K. Standards and Interpretations in issue not yet effictive

Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

On July 21, 2010, the FASB issued ASU 2010-20, which amends ASC 310 by requiring more robust and disaggregated disclosures about the credit quality of an entity’s financing receivables and its allowance for credit losses. The objective of enhancing these disclosures is to improve financial statement users’ understanding of (1) the nature of an entity’s credit risk associated with its financing receivables and

(2) the entity’s assessment of that risk in estimating its allowance for credit losses as well as changes in the allowance and the reasons for those changes.For nonpublic entities, the disclosures are effective for annual reporting periods ending on or after December 15, 2011.

NOTE 3      -     TRADE ACCOUNTS RECEIVABLES

	As of December 31,
	2010	2009

Open accounts	2,195	2,586
	2,195	2,586

NOTE 4      -     OTHER ACCOUNTS RECEIVABLES

	As of December 31,
	2010	2009

Government institution	93	141
Prepaid expenses	69	110
Income receivable	—	39
Others	43	90
	205	380

NOTE 5      -     INVENTORIES

	As of December 31,
	2010	2009

Raw materials	1,991	1,394
Finished products	2,490	3,402
	4,481	4,796

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 6     -                 PATENT AND TRADE MARK

	Patent	Marketing rights (*)	Trade mark	Total

Cost:
Balance at December 31, 2009	950	1,000	50	2,000
Addition	—	—	90	90
As of December 31, 2010	950	1,000	140	2,090

Accumulated depreciation:
Balance at December 31, 2009	213	123	12	348
Additions	96	100	5	201
As of December 31, 2010	309	223	17	549

Net book value:
December 31, 2010	641	777	123	1,541
December 31, 2009	737	877	38	1,652

(*)                 Marketing rights that allow the Company to sell specific products in a number of specific states.

A.                    On August 28, 2007 the Company signed a binding term sheet to purchase license that allows it to manufacture, develop and market products based on an intellectual property rights in certain territory. According to the agreement, in addition to lump sum payment the Company will pay 10% of the materials costs detailed in the agreement as license payments.

B.                    On June 3, 2008 the Company signed an addendum to the binding term sheet dated August 28, 2007 as described in note A above that expands the list of states in which the Company is allowed to market products under the “Born Free” trade mark.

C.                    On March 9, 2010 the Company signed an agreement that supersedes an agreement between the Company and Coralinda Corp Inc. dated August 28, 2007.

According to the agreement, in consideration of the rights and intellectual property purchased on August 28, 2007 the Company will pay a lump sum and an annual payment which will be paid yearly for an unlimited period.

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 7      -      FIXED ASSETS

	Machinery and equipment	Office Furniture, Computers and equipment	Total
Cost:
Balance at December 31, 2009	1,579	372	1,951
Additions	163	17	180
Disposals	—	(16)	(16)
Balance at December 31, 2010	1,741	373	2,115

Accumulated depreciation:
Balance at December 31, 2009	340	94	434
Additions	242	128	370
Disposals	—	(2)	(2)
Balance at December 31, 2010	582	220	802

Net book value:
December 31, 2010	1,159	154	1,313
December 31, 2009	1,239	278	1,517

NOTE 8      -      RELATED PARTIES

Bears no interest and has no repayment date. On March 24th 2011, the company repaid all debts to related parties.

NOTE 9      -      LOANS

(1)         Composition of financial liabilities measured at cost:

	As of December 31,		As of December 31,
	2010	2009	2010	2009
	Current Liabilities		Non-Current Liabilities

Bank loans	—	531	2,483	1,768
Other creditors loans	—	—	3,222	4,000
Current maturities of loans	3,790	2,895	(3,790)	(2,895)
	3,790	3,426	1,915	2,873

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 9      -      LOANS (Cont.)

(2)         Maturities of long term loans:

Dollar in thousands

1st year	3,790
2nd year	1,915
5,705

(3)      Significant event:

A.                  On June 10, 2009 The Company signed a loan agreement (“The agreement”) with Mustang Mezzanine Fund (“The Fund”). Under the said agreement the company received a $4 Million loan from the fund that will be returned in 9 quarterly equal payments beginning January 1, 2010. The loan bears yearly interest of 12.5% that will be paid every quarter beginning September 30, 2009.

In addition, the fund received option for preferred shares which gives the fund rights to 3.5% of the company’s shares at a price of $1.4 Million.

At the end of the loan period, the fund has the right to cash in the warrants to a total amount of $250K.

According to the loan agreement the company has to comply with certain financial covenant terms, as of December 31, 2010  the company did not meet the said covenant terms.

On March 24th , 2011 ,as part of the purchase agreement , the company repaid the complete loan. Additionally the company cashed in the warrant in return of $250K. As a result of the early repayment the Company paid additional amount of 100$K.(See note 19.)

B.                    On March 24th 2011, as part of the purchase agreement, the company repaid all loans to banks. (See note 19).

NOTE 10    -      TRADE ACCOUNTS PAYABLES

	As of December 31,
	2010	2009

Open accounts	2,315	1,949
Checks payables	448	331
	2,763	2,280

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 11    -      OTHER ACCOUNTS PAYABLES

	As of December 31,
	2010	2009

Accrued payroll and related expenses	350	444
Institutions	99	117
Accrued expenses	957	435
Other	930	840
	2,336	1,836

NOTE 12    -      ACCRUED SEVERANCE PAY, NET

Israeli law and labor agreements determine the obligations of the Group to make severance payments to dismissed employees and to employees leaving employment under certain other circumstances. The liability for severance pay benefits, as determined by Israeli Law, is based upon length of service and the employee’s most recent monthly salary. The liability of the Group for severance pay to its permanent employees is covered by current deposits to pension and severance funds. Accumulated amounts so funded are not under the control or administration of the Group, and accordingly, neither those amounts nor the corresponding accruals are reflected in the financial statements.

NOTE 13    -      COMMITMENTS AND CONTINGENT LIABILITIES

A.           On November 17, 2007 a former employee of Born free LLC, a subsidiary of the Company, filed a claim against the Company claiming a breach of his employment contract. According to the claim the said employee was granted an option to purchase 25% of Born Free LLC for the sum of $ 2 million (“option”). The said employee claims that by forming other Born Free entities the Company is preventing him from excising the option. After balance sheet date, the company signed an agreement with the former employee, according to which the company will pay 187 thousand Dollars. The financial statements as of December 31 2010 include appropriate provision.

B.             During 2010 the company received letters alleging unauthorized use of the name and image of Jessica Alba and Sandra Bullock (the “Alba Bullock Letters”). The company has received no further related correspondence since. The company believes that there will be no demands related to the Alba Bullock letters.

C.                 The Company is obligated to license payments at the amount of 10% from purchases that are made from trade account payables as specified in the agreement (see Note 6).

D.                The Company has floating charge over all of its assets in favor of bank institution.

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 14     -    COST OF SALES

	Year ended December 31,
	2010	2009

Sub contractors and materials	4,920	2,802
Salaries and related expenses	731	711
License payments (*)	347	302
Depreciation	319	242
Others	521	348

Change in inventory	195	1,095
	7,033	5,500

(*)      The Company is obligated to license payments of 10% of the manufacturing cost of some of its products.

NOTE 15     -    SELLING EXPENSES

	Year ended December 31,
	2010	2009

Marketing & Advertising	3,375	4,219
Shipments	746	1,087
Other	710	1,072
	4,831	6,378

NOTE 16     -    GENERAL AND ADMINISTRATIVE EXPENSES

	Year ended December 31,
	2010	2009

Salaries and related expenses	2,313	2,173
Office maintenance	838	821
Professional fees	919	698
Depreciation and amortization (See note 6)	251	245
Other	620	583
	4,941	4,520

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 17     -    FINANCE EXPENSES

	Year ended December 31,
	2010	2009

Loan interest	636	532
Currency differential	160	2
Other	152	144
	948	678

NOTE 18     -    INCOME TAXES

A.       Composition

	Period ended December 31,
	2010	2009

Tax income in respect of prior years	—	100

B.       Reduction of Corporate Tax Rates

(1)      The Company has not received tax assessments since its incorporation.

(2)      On February 26, 2008, the Income Tax Law (Inflationary Adjustments) (Amendment No. 20) (Restriction of Period of Application) — 2008 (“the Amendment”) was passed by the Knesset. According to the Amendment, the Adjustments Law will no longer be applicable subsequent to the 2007 tax year, except for the transitional provisions whose objectives are to prevent distortion of the taxation calculations.

In addition, according to the amendment, commencing 2008 tax year, the adjustment of income for the effects of inflation for tax purposes will no longer be calculated. Additionally, depreciation on protected assets and carry forward tax losses will no longer be linked to the Index, with these balances being adjusted to the Index through the end of the 2007 Tax Year, and linkage thereon ceasing from the 2008 tax year onwards.

According to the amendment, in tax year 2008 and thereafter, the adjustment of revenues for tax purposes will no longer be considered a real-term basis for measurement.  Moreover, the linkage to the CPI of the depreciated sums of fixed assets and carryover losses for tax purposes will be discontinued, in a manner whereby these sums will be adjusted until the CPI at the end of 2007 and their linkage to the CPI will end as of that date.

BORN FREE HOLDINGS LTD.

NOTES TO FINANCIAL STATEMENTS

(Dollar in thousands)

NOTE 18     -    INCOME TAXES (Cont.)

B.       Reduction of Corporate Tax Rates (Cont.)

(3)      In accordance with Amendment No. 147 of the Income Tax Ordinance, 2005, a tax rate of 34% which is applicable to companies was gradually reduced starting from 2006 (for which a tax rate of 31% was determined) until 2010 - for which a tax rate of 25% was determined (the tax rate in the years 2007, 2008 and 2009 is 29%, 27% and 26%, respectively).

(4)      On July 14, 2009 Knesset passed the Economic Efficiency Law (legislative amendments to implement the economic plan for the years 2009 and 2010) — 2009, which stipulates, inter alia, an additional gradual reduction in the rate of companies tax to 18% in the 2016 tax year and thereafter. According to these amendments, the rate of company tax applying to the 2009 tax year and thereafter are as follows: 2009 tax year - 26%, 2010 tax year - 25%, 2011 tax year - 24%, 2012 tax year - 23%, 2013 tax year - 22%, 2014 tax year - 21%, 2015 tax year - 20%, and in the 2016 tax year and thereafter there will be a companies tax rate of 18%. This changes has no effect on the financial statements

(5)      On December 29, 2010 the KNESSET passed the Economic Policy Act for the years 2011-2012 (Legislative Amendments), 2011 - which was officially published on January 6, 2011. In conjunction with the Economic Policy Act, the Capital Investment Promotion Act, 1959 was amended (hereinafter: “the amendment to the Act”). Pursuant to the amendment to the Act, the different tax tracks have been eliminated and replaced by fixed tax rates for all of the entity’s productive revenues. The fixed tax rates are: In 2011-2012- 15% (in Region A, 10% -’) in 2013-12.5% 2014 (in Region A 7%) and from 2015 onwards 12%) (in Region A’ 6%) Provisions of the amendment to the Act became effective as from January 1,  2011. The Company may elect whether to be subject to the amendment to the Act and waive the remaining benefits to which it is entitled pursuant to the Act prior to its amendment.

The Company does not anticipate that provisions of the amendment to the Act would affect its taxable revenues.

(6)      The Company has applied to receive a status of an approved enterprise for tax purposes which will entitle the company to a reduced tax rate of 0% for a period of 10 years starting 2007.  Future distribution of dividends from tax exempt profits of the Approved Enterprise will be subject to income tax.

NOTE 19     -    SUBSEQUENT EVENTS

On March 24th 2011, Summer Infant Inc. completed the acquisition of 100% of the company’s shares. According to the purchase agreement, the company has to repay all loans to banks and the mustang fund, before transferring in company’s shares to summer infant Inc. On March 24 2011 the company repaid all loans.